UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 8, 2023

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange

Item 8.01 Other Events.

On September 6, 2023, Enbridge Inc. (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with a syndicate of underwriters led by RBC Dominion Securities Inc. and Morgan Stanley Canada Limited (the “Underwriters”), pursuant to which the Underwriters have agreed to purchase, on a bought deal basis, 89,490,000 common shares of the Corporation (“Common Shares”) at a public offering price of CDN$44.70 per Common Share. Pursuant to the Underwriting Agreement, the Underwriters were granted an option to purchase up to 13,423,500 additional Common Shares to cover over-allotments (the “Over-Allotment Option”), which they exercised in full. The aggregate gross proceeds to the Corporation from the Offering, before deducting the underwriting commission and offering expenses payable by the Corporation and including the exercise in full of the Over-Allotment Option, were approximately CDN$4.6 billion.

The Underwriting Agreement contains customary representations, warranties and agreements of the Corporation, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the underwriting agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

On September 8, 2023, the Corporation issued and sold 102,913,500 Common Shares pursuant to the Underwriting Agreement. The Offering was made pursuant to an effective shelf registration statement (the “Registration Statement”) filed with the Securities and Exchange Commission on July 29, 2022 (File No. 333-266405), a base prospectus, dated July 29, 2022, included as part of the Registration Statement, and a prospectus supplement, dated September 6, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. A copy of the opinion of McCarthy Tétrault LLP relating to the issuance of the Common Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 1.1 and 5.1 hereto are hereby incorporated by reference into the Registration Statement. The Offering was also made in Canada under the terms of a prospectus supplement, dated September 6, 2023, to a short form base shelf prospectus, dated September 5, 2023, filed with the securities commissions or similar authorities in each of the provinces of Canada.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 6, 2023, by and between Enbridge Inc. and the several Underwriters named therein
5.1	Opinion of McCarthy Tétrault LLP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC.
(Registrant)

Date: September 8, 2023	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President, Corporate & Corporate Secretary
(Duly Authorized Officer)